Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Benefit Plan

18. EMPLOYEE BENEFIT PLAN

Full‑time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance, unemployment insurance, maternity insurance, on‑the‑job injury insurance, and housing fund plans through a PRC government‑mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions.

Total contributions by the Group for such employee benefits were RMB85.9 million, RMB146.1 million and RMB181.7million, for the years ended December 31, 2020, 2021 and 2022, respectively.